Rule 497(d)



                                    FT 8051
                CBOE Vest Large Cap Buffered Portfolio, Series 2

                          Supplement to the Prospectus

    Notwithstanding anything to the contrary in the Prospectus, the minimum number of Units tendered by broker/dealers to receive an in-kind distribution of Securities shall be 6,356 Units (and in increments of 3,178 Units above such amount), or such other number of Units as determined by the Sponsor which will result in a pro rata distribution of whole shares of Securities.

June 25, 2020